Note 1 - Description of Business and Summary of Significant Accounting Policies - Held to Maturity Securities (Details) - US Treasury Securities [Member] - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Held to maturity U.S. Treasury securities, amortized cost	$ 0	$ 950
Held to maturity U.S. Treasury securities, gross unrealized gains	0	26
Held to maturity U.S. Treasury securities, fair value	$ 0	$ 977